UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☒ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

SkyTerra Communications, Inc.
(Name of Registrant as Specified In Its Charter)

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SkyTerra Communications, Inc.
10802 Parkridge Boulevard
Reston, VA 20191

October 7, 2008

Dear Stockholders:

On behalf of your board of directors and your management, I cordially invite you to attend a special meeting of stockholders of SkyTerra Communications, Inc.  The special meeting will take place at 9:00 a.m., local time, at the offices of the Company located at 10802 Parkridge Boulevard, Reston, VA 20191, on November 7, 2008.  The matters to be considered by the stockholders at the special meeting are described in detail in the accompanying materials.

It is important that you be represented at the Special Meeting regardless of the number of shares of common stock of SkyTerra Communications, Inc. that you own or whether you are able to attend the special meeting in person.  I urge you to complete, sign, date and promptly mail your proxy card today in the envelope provided.

Very truly yours,

/s/ Alexander H. Good
Alexander H. Good
Chairman, CEO and President
For the Board of Directors of SkyTerra Communications, Inc.
Reston, Virginia

This Proxy Statement is dated October 7, 2008, and is first being mailed to stockholders on or about October 7, 2008.

SKYTERRA COMMUNICATIONS, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 7, 2008

To stockholders of SkyTerra Communications, Inc.:

On behalf of your board of directors and your management, I cordially invite you to attend a special meeting (the “Special Meeting”) of holders of shares of voting common stock, par value $0.01 per share (the “Voting Common Stock”), and non-voting common stock, par value $0.01 per share (the “Non-Voting Common Stock,” and together with the Voting Common Stock, the “Common Stock”), of SkyTerra Communications, Inc., a Delaware corporation (“SkyTerra” or the “Company”).  The Special Meeting will take place at 9:00 a.m. , local time, at the offices of the Company located at 10802 Parkridge Boulevard, Reston, VA 20191, on November 7, 2008.

At the Special Meeting, you will be asked to consider and approve the following matters, which are more completely described in the enclosed Proxy Statement:
1.

to consider and vote upon a proposal to adopt an amendment to the Company’s Restated Certificate of Incorporation to authorize an increase in the aggregate number of shares of Non-Voting Common Stock from 100,000,000 shares to 125,000,000 shares, and to authorize an increase in the aggregate number of shares of the Company’s capital stock from 310,000,000 shares to 335,000,000 shares (“Proposal No. 1”).

2.	to transact such other business as may properly come before the Special Meeting or any adjournment or postponement of the Special Meeting.

Stockholders are urged to read carefully the enclosed Proxy Statement for additional information concerning the matters to be considered at the Special Meeting. The board of directors has fixed the close of business on September 23, 2008 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof.

You are cordially invited to attend the Special Meeting. Whether or not you plan to attend the Special Meeting in person, we respectfully urge you to complete, sign, date and promptly mail the enclosed Proxy Card. A self addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States. If you attend the Special Meeting, you may vote in person, even if you have previously returned your Proxy Card.

By Order of the Board of Directors,

/s/ Randy S. Segal
Randy S. Segal
Senior Vice President, General Counsel and Secretary
Reston, Virginia

October 7, 2008

IMPORTANT:

PLEASE COMPLETE, SIGN, DATE AND PROMPTLY MAIL YOUR PROXY CARD

TABLE OF CONTENTS
PAGE

Questions and Answers About the Special Meeting	1
Proposal No. 1: Adopt an amendment to our Restated Certificate of Incorporation to authorize an increase in the aggregate number of shares of our Non-Voting Common Stock from 100,000,000 shares to 125,000,000 shares and an increase in the aggregate number of shares of our capital stock from 310,000,000 shares to 335,000,000 shares	5
Security Ownership of Certain Beneficial Owners and Management	9
Other Business	11
Stockholder Proposals	11
Incorporation of Certain Documents by Reference	12
Additional Information	12
Householding	12
Annex A Certificate of Amendment to the Restated Certificate of Incorporation of SkyTerra Communications, Inc.	A-1

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

When and where is the Special Meeting?

The Special Meeting will be held on November 7, 2008, beginning at 9:00 a.m., local time, at the offices of the Company located at 10802 Parkridge Boulevard, Reston, VA 20191.

What is the purpose of the Special Meeting?

At the Special Meeting, we will ask you to consider and approve Proposal No. 1 to amend our Restated Certificate of Incorporation to authorize an increase in the aggregate number of shares of Non-Voting Common Stock from 100,000,000 shares to 125,000,000 shares, and to authorize an increase in the aggregate number of shares of the Company’s capital stock from 310,000,000 shares to 335,000,000 shares.  The purpose of Proposal No. 1 is to permit the Company to issue up to 25,000,000 shares of Common Stock (subject to adjustment) upon the exercise of warrants issuable in connection with the financing described elsewhere in this Proxy Statement to be provided by affiliates of Harbinger Capital Partners.  Affiliates of Harbinger Capital Partners own a significant amount of our outstanding capital stock, as more fully described in the section below entitled “Security Ownership of Certain Beneficial Owners and Management.”

Why did I receive this Proxy Statement?

We sent you this Proxy Statement, the attached Notice of Special Meeting and the enclosed Proxy Card on or about October 7, 2008 because you were a holder of record of shares of Voting Common Stock or Non-Voting Common Stock as of the Record Date, and our Board of Directors is soliciting your proxy to vote at the Special Meeting.

This Proxy Statement summarizes the information you need to know in order to vote on an informed basis at the Special Meeting; however, you do not need to attend the Special Meeting in order to vote your shares of Common Stock (please see “How Do I Vote?”, below).

Who is entitled to vote?

In accordance with Section 242(b)(1) of Delaware General Corporation Law and our Amended and Restated By-laws, Proposal No. 1 will be voted upon by holders of outstanding shares of our capital stock represented and entitled to vote thereon, which is the class of Voting Common Stock.  Each holder of shares of Voting Common Stock as of the close of business on September 23, 2008, the Record Date, is entitled to receive notice of the Special Meeting and to vote the shares of Voting Common Stock held by such holder on the Record Date.

In addition, in accordance with Section 242(b)(2) of Delaware General Corporation Law, Proposal No. 1 will be voted upon by holders of outstanding shares of Non-Voting Common Stock, voting as a separate class. Each holder of shares of Non-Voting Common Stock as of the close of business on September 23, 2008, the Record Date, is entitled to receive notice of the Special Meeting and to vote the shares of Non-Voting Common Stock held by such holder on the Record Date. The vote by holders of Non-Voting Common Stock will be separate and apart from the vote by holders of Voting Common Stock.

How many shares of Voting Common Stock and Non-Voting Common Stock are outstanding?

On September 23, 2008, the Record Date, there were 48,086,578 shares of our Voting Common Stock issued and outstanding and 59,958,499 shares of our Non-Voting Common Stock issued and outstanding.

How many votes do the holders of shares of Voting Common Stock and Non-Voting Common Stock have?

Each outstanding share of Voting Common Stock that you own entitles you to one vote for each matter to be voted upon.  Accordingly, the holders of shares of Voting Common Stock as of the Record Date are entitled to an aggregate of 48,086,578 votes with respect to approval of Proposal No. 1 by the class of Voting Common Stock and any other matters to be acted upon at the Special Meeting.

Each outstanding share of Non-Voting Common Stock that you own entitles you to one vote for Proposal No. 1.  Accordingly, the holders of shares of Non-Voting Common Stock as of the Record Date are entitled to an aggregate of 59,958,499 votes with respect to approval of Proposal No. 1 by the class of Non-Voting Common Stock.

Can I attend the Special Meeting?

If you owned shares of Voting Common Stock or Non-Voting Common Stock on the Record Date, September 23, 2008, you are permitted to attend the Special Meeting. You should be prepared to present photo identification for admittance. In addition, if your shares of Voting Common Stock or Non-Voting Common Stock are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of such shares on the Record Date.

If I plan to attend the Special Meeting, should I still vote by proxy?

Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy. Returning the Proxy Card will not affect your right to attend the Special Meeting and to vote at the Special Meeting.

How do I vote?

If you hold your shares of Voting Common Stock or Non-Voting Common Stock in your own name as a holder of record, you may instruct the proxy holders named in the enclosed Proxy Card how to vote your shares of Voting Common Stock or Non-Voting Common Stock, as applicable, by completing, signing, dating and promptly mailing the Proxy Card in the postage-paid envelope that has been provided to you. If you are a registered stockholder and attend the Special Meeting, you may alternatively deliver your completed Proxy Card in person.

If your shares of Voting Common Stock or Non-Voting Common Stock are held by a broker, bank or other nominee (i.e., in “street name”), you will receive instructions from your nominee that you must follow in order to have your shares of Voting Common Stock or Non-Voting Common Stock, as applicable, voted by proxy by such nominee. “Street name” stockholders who wish to vote their shares of Voting Common Stock or Non-Voting Common Stock at the meeting will need to obtain a proxy form from the broker, bank or other nominee that holds their shares of record.

Can I revoke my proxy?

Any stockholder who executes and returns a proxy or voting instructions to a nominee may revoke such proxy or instructions at any time before it is voted at the Special Meeting by:

(1)	filing with the Secretary of SkyTerra Communications, Inc. at 10802 Parkridge Boulevard, Reston, Virginia 20191, written notice of revocation bearing a later date than the proxy; or

(2)	filing a duly executed proxy bearing a later date; or

(3)	appearing in person and voting by ballot at the Special Meeting.

Any holder of record of shares of Voting Common Stock or Non-Voting Common Stock as of the Record Date attending the Special Meeting may vote in person whether or not a proxy has been previously delivered, but the presence (without further action) of such stockholder at the Special Meeting will not constitute revocation of a previously delivered proxy.

What does it mean if I get more than one Proxy Card?

If your shares are registered under different names and are in more than one account, or if you hold shares of both Voting Common Stock and Non-Voting Common Stock, you may receive more than one Proxy Card, each of which would indicate the number of shares you are entitled to vote on that particular card or form. Please sign and return all Proxy Cards that you receive in order to ensure that all of your shares are properly voted.

Am I entitled to appraisal rights?

No. You will have no right under Delaware law to seek appraisal of the value of your shares of Voting Common Stock or Non-Voting Common Stock in connection with any matter being voted upon, including Proposal No. 1.

How does the Board of Directors recommend I vote on Proposal No. 1?

The Board of Directors unanimously recommends that you vote in favor of Proposal No. 1.

What constitutes a quorum and why is it necessary?

In order to carry on the business of the Special Meeting, we must have a quorum. In accordance with our Amended and Restated Bylaws and Delaware law, the holders of a majority of the total number of shares of our Voting Common Stock, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting, including with respect to the vote on Proposal No. 1.  The holders of a majority of the total number of shares of our Non-Voting Common Stock, present in person or represented by proxy, will constitute a quorum with respect to the vote on Proposal No. 1 by holders of the class of Non-Voting Common Stock.  Abstentions and broker non-votes, if any, will count for purposes of calculating the quorum. If you submit a properly executed Proxy Card, even if you abstain from voting, you will be considered to be part of the quorum.

What is a broker non-vote?

A broker non-vote occurs with respect to any proposal when a broker holds your shares in its name and is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given.

What vote is required for approval of Proposal No. 1?

Approval and adoption of the amendment to our Restated Certificate of Incorporation to authorize additional shares of Non-Voting Common Stock and capital stock requires the affirmative vote of (i) the holders of a majority of the total number of shares of our outstanding Voting Common Stock entitled to vote thereon, voting as a class, and (ii) the holders of a majority of the total number of shares of outstanding Non-Voting Common Stock, voting as a class.  Abstentions from voting and broker non-votes, if any, will have the same effect as votes against the adoption of the amendment.  As of September 23, 2008, our directors and executive officers had the right to vote 1,860,000 shares of our Voting Common Stock and zero shares of our Non-Voting Common Stock. As of September 23, 2008, affiliates of Harbinger Capital Partners have committed to vote an aggregate of 23,452,480 shares of our Voting Common Stock and 29,946,362 shares of our Non-Voting Common Stock in favor of Proposal No. 1.  As of September 23, 2008, the shares owned by affiliates of Harbinger Capital Partners represented 48.8% and 49.9% of the outstanding shares of our Voting Common Stock and Non-Voting Common Stock, respectively. As of September 23, 2008, Motient Ventures Holdings, Inc. has committed to vote an aggregate of 7,906,737 shares of our Non-Voting Common Stock in favor of Proposal No. 1.  As of September 23, 2008, these shares represented 13.2% of the outstanding shares of our Non-Voting Common Stock.

Will other matters be voted on at the Special Meeting?

We are not aware of any other matters to be presented at the Special Meeting other than those described in this Proxy Statement. If any other matters not described in the Proxy Statement are properly presented at the meeting, proxies will be voted in accordance with the best judgment of the proxy holders.

Will a representative of the Company’s principal accountants be present at the Special Meeting?

No representative of Ernst & Young LLP, the Company’s principal accountants, is expected to be present at the Special Meeting to make any statements or answer questions.

What are the costs of soliciting these proxies and who pays them?

All expenses of soliciting proxies, including clerical work, printing and postage, will be paid by us. Our directors, officers and other employees may solicit proxies in person, by mail, by telephone, by facsimile, e-mail, through the Internet or by other means of communication, but such persons will not be specifically compensated for such services. We will reimburse Broadridge Financial Solutions, Inc. for acting as the proxy services agent, including conducting shareholder record search, forwarding proxy material and tabulation of proxy votes.  The total estimated cost for these services is approximately $25,600.  Kurt Haufler and Pete Ashley of the Company will serve as voting inspectors.

What other information should I review before voting?

For your further review, a copy of our Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 25, 2008, August 25, 2008, September 17, 2008 and September 18, 2008, our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2008 filed with the SEC on August 5, 2008, and our Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC on February 28, 2008, as amended on Form 10-K/A filed on April 29, 2008, which are incorporated by reference into this Proxy Statement, are available free of charge on the SEC’s web site at www.sec.gov and may also be obtained without charge by writing to or telephoning the Secretary of SkyTerra at 10802 Parkridge Boulevard, Reston, Virginia 20191, telephone: 703-390-1899.  Please also read the section entitled “Additional Information” on page 12 of this Proxy Statement for further information on our SEC filings.

PROPOSAL NO. 1:

ADOPT AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO AUTHORIZE AN INCREASE IN THE AGGREGATE NUMBER OF SHARES OF OUR NON-VOTING COMMON STOCK FROM 100,000,000 SHARES TO 125,000,000 SHARES AND AN INCREASE IN THE AGGREGATE NUMBER OF SHARES OF OUR CAPITAL STOCK FROM 310,000,000 SHARES TO 335,000,000 SHARES

Description of the Amendment and Vote Required

The Board of Directors is requesting approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the total number of shares of Non-Voting Common Stock that the Company is authorized to issue from 100,000,000 shares to 125,000,000 shares, and the total number of shares of Common Stock that the Company is authorized to issue from 310,000,000 shares to 335,000,000 shares (the “Proposed Amendment”). If approved by the holders of a majority of the outstanding shares of Non-Voting Common Stock and the holders of a majority of the outstanding shares of Voting Common Stock, the Proposed Amendment will become effective upon the  filing of a Certificate of Amendment to the Company’s Restated Certificate of Incorporation with the Delaware Secretary of State. The Proposed Amendment does not affect the number of preferred shares that the Company is authorized to issue, which remains at 10,000,000 shares of preferred stock.

If the Proposed Amendment is approved by our stockholders, the additional authorized shares of Non-Voting Common Stock will become part of the existing class of our shares of Non-Voting Common Stock, and the additional shares of Non-Voting Common Stock, when issued, will have the same rights and privileges as the shares of Non-Voting Common Stock now issued and outstanding.   Adoption of the Proposed Amendment will not affect the rights of the holders of currently outstanding Common Stock.

Purpose of the Proposal

The purpose of this Proposal No. 1 is to permit the Company to issue up to the aggregate number of shares of Non-Voting Common Stock that are issuable upon the exercise of warrants (the “Warrants”) issuable in connection with the financing described below to be provided to us by affiliates of Harbinger Capital Partners.  The Warrants will be exercisable for up to an aggregate of 25,000,000 shares of Common Stock (subject to adjustment).  The Warrants are exercisable for shares of either Voting Common Stock or Non-Voting Common Stock at the election of the holders thereof (the “Warrantholders”).  Any Non-Voting Common Stock for which the Warrants are exercised is exchangeable on a one-for-one basis for shares of Voting Common Stock at the election of the stockholder.  The Company currently has a sufficient number of shares of Voting Common Stock authorized for issuance (and not otherwise reserved) in order to permit the Warrants to be exercised in full for shares of Voting Common Stock, but the Company may not have a sufficient number of shares of Non-Voting Common Stock authorized for issuance (and not otherwise reserved) to permit the Warrants to be exercised in full for shares of Non-Voting Common Stock.

Background to the Proposal

Notes and Warrants.  The Warrants are issuable to Harbinger Capital Partners Master Fund I, Ltd. (the “Master Fund”) and Harbinger Capital Partners Special Situations Fund, L.P. (the “Special Fund”) pursuant to, and subject to the conditions contained in, the Securities Purchase Agreement dated July 24, 2008 (“Securities Purchase Agreement”) among the Company, Mobile Satellite Ventures L.P. (“MSV LP”), Mobile Satellite Ventures Finance Co. (“MSV Finance Co.” and together with MSV LP, the “Issuers”), the Master Fund and the Special Fund.

The Securities Purchase Agreement provides for the purchase by the Master Fund and Special Fund of up to $500.0 million aggregate principal amount of 16.0% Senior Unsecured Notes due July 1, 2013 (the “Notes”) in four tranches of $150.0 million, $175.0 million, $75.0 million and $100.0 million to be issued on January 6, 2009 (the “First Closing Date”), April 1, 2009 (the “Second Closing Date”), July 1, 2009, and January 4, 2010, respectively. The aggregate purchase price for the Notes and Warrants is $500.0 million payable at the various closings.  The Notes will have the benefit of subsidiary guarantees similar to the guarantees of the Issuers’ existing high yield notes. The Indenture governing the Notes will have covenants similar to those contained in the Issuers’ existing high yield indentures, with such modifications as appropriate to reflect the financial terms of the Notes.

The Securities Purchase Agreement also provides for issuance of the Warrants in two tranches for 7,500,000 shares of Common Stock on the First Closing Date and 17,500,000 shares of Common Stock on the Second Closing Date in conjunction with the first two issuances of Notes.  The Warrants are exercisable for five years from the date of their first issuance for shares of either Voting Common Stock or Non-Voting Common Stock at the election of the Warrantholders.  Any Non-Voting Common Stock for which the Warrants are exercised is exchangeable on a one-for-one basis for shares of Voting Common Stock at the election of the stockholder.

The Notes will bear interest at a rate of 16.0% per annum, payable in cash or in-kind, at the Issuers’ option until January 1, 2011, and thereafter will be payable in cash, subject to increase upon the Company’s failure to have authorized a sufficient number of shares of Non-Voting Common Stock to permit the exercise in full of the Warrants for shares of Non-Voting Common Stock.  If our Restated Certificate of Incorporation does not provide for at least 7,500,000 shares of Non-Voting Common Stock authorized for issuance (and not otherwise reserved) as of the First Closing Date, the annual interest rate on the Notes will increase to 16.5% for a period of 90 days, and to 17.0% thereafter, until the earlier of the effective date of an amendment to our Restated Certificate of Incorporation under Delaware law that would permit the exercise in full of the Warrants for shares of Non-Voting Common Stock (the “Effective Date”) or the Second Closing Date.  If our Restated Certificate of Incorporation does not provide for at least 25,000,000 shares of Non-Voting Common Stock (less the number of shares of Common Stock for which the Warrants have then been exercised) authorized for issuance (and not otherwise reserved) as of the Second Closing Date, the annual interest rate on the Notes will become 16.5% for a period of 90 days (unless it was previously 17.0%), and will increase to 17.0% thereafter, until the earlier of the Effective Date or the date on which the Notes are repaid in full.

The Issuers may redeem some or all of the Notes anytime after January 1, 2011 at a redemption price starting at 108.0% of the accreted value of the Notes and declining to par after January 1, 2013. In addition, at any time before January 1, 2011, the Issuers may redeem up to 35.0% of the aggregate principal amount at maturity of the Notes with the net proceeds of certain equity offerings at a redemption price equal to 116.0% of the accreted value of the Notes plus interest, if any, if at least 65.0% of the originally issued aggregate principal amount of the Notes remain outstanding. At any time before January 1, 2011, the Issuers may redeem all or a portion of the Notes on one or more occasions at a price equal to 100.0% of the outstanding principal amount of the Notes redeemed, plus all accrued unpaid interest thereon through the date of redemption, plus a “make-whole” premium. Upon the occurrence of certain change of control events, the Issuers must offer to repurchase all of the Notes at a price of 101.0% of the accreted value, plus all accrued unpaid interest on the Notes purchased to (but excluding) the date of purchase.

The terms of the Notes will require the Issuers to comply with certain covenants that restrict some of the Issuers’ corporate activities, including the Issuers’ ability to incur additional debt, pay dividends, create liens, make investments, sell assets, make capital expenditures, repurchase equity or subordinated debt, and engage in specified transactions with affiliates. Noncompliance with any of the covenants without cure or waiver would constitute an event of default under the Notes. An event of default resulting from a breach of a covenant may result, at the option of the Note holders, in an acceleration of the principal and interest outstanding. The Notes also contain other customary events of default (subject to specified grace periods), including defaults based on events of bankruptcy and insolvency, and nonpayment of principal, interest or fees when due.

Until January 5, 2009, the Company and the Issuers have the right to initiate, solicit and encourage alternate financing proposals to the funding provided for in the Securities Purchase Agreement, subject to certain conditions (the “Go Shop Provision”). If the Company accepts an alternate financing proposal, the Company is obligated to issue 10% convertible notes to the Master Fund and the Special Fund in an aggregate principal amount equal to 1.5% of the amount received by the Company in such alternative financing. The convertible notes would be convertible into shares of Voting Common Stock at a conversion price of $10.00 per share and mature seven years from the date of issuance.

The implementation of Proposal No.1 is not conditioned on the Company’s issuance of the Notes or the Warrants.

Master Agreement.  Concurrently with the execution of the Securities Purchase Agreement, the Company, MSV LP and Mobile Satellite Ventures Subsidiary LLC (“MSV LLC”) entered into a Master Contribution and Support Agreement (the “Master Agreement”) with the Master Fund, the Special Fund, Harbinger Capital Partners

Fund I, L.P., and Harbinger Co-Investment Fund, L.P. (collectively, “Harbinger”) with respect to the possible combination of the Company and Inmarsat plc (“Inmarsat”), a UK public listed company and a leading provider of global mobile satellite communications services in which Harbinger owns approximately 28.8% of the issued and outstanding ordinary shares.  Pursuant to the terms of the Master Agreement, the proposed business combination would be structured as an offer by the Company to acquire all issued and to be issued shares of Inmarsat not owned by Harbinger (the “Offer”), on terms to be determined by Harbinger following the receipt of required regulatory approvals. Harbinger is not obligated to proceed with the Offer or the other transactions contemplated by the Master Agreement, and may terminate the Master Agreement at any time prior to the date an Offer is commenced.  There can be no assurance that an agreement with respect to a business combination between Inmarsat and the Company will be entered into, or, if entered into, will be completed.

The Master Agreement provides that the Company shall take all actions reasonably necessary to effect stockholder approval of an amendment to the Restated Certificate of Incorporation in order to increase the aggregate number of authorized shares of Non-Voting Common Stock such that the Warrants may be exercised in full for shares of Non-Voting Common Stock.  However, neither the issuance of the Notes or Warrants nor the implementation of Proposal No.1 is conditioned on a combination of the Company with Inmarsat.

Registration Rights Agreement.  The Company granted Harbinger certain registration rights pursuant to a Registration Rights Agreement dated July 24, 2008 (the “Registration Rights Agreement”) with respect to all shares of Voting Common Stock and Non-Voting Common Stock owned by Harbinger and its affiliates as of the date of the Master Agreement, and all shares issuable pursuant to the Securities Purchase Agreement, the Master Agreement and a related stock purchase agreement pursuant to which Harbinger may purchase newly issued shares of Common Stock to provide equity financing for the Offer (the “Stock Purchase Agreement”). Holders of 25% or more of registrable shares under the Registration Rights Agreement may request that the Company register their Common Stock with the SEC, and subject to certain conditions, may request an aggregate of ten underwritten offerings whereby such securities are sold to one or more underwriters for resale to the public. The Company will not be obligated to effectuate more than one underwritten offering in any six month period. The Registration Rights Agreement supersedes a similar agreement entered into among the parties in January 2008 and an agreement of the Company pursuant to which Harbinger holds registration rights dated January 2006.

The foregoing descriptions of the Master Agreement, Stock Purchase Agreement, Securities Purchase Agreement, Indenture, Warrants and Registration Rights Agreement are qualified in their entirety by reference to the full text of those documents or the forms thereof filed as Exhibits 10.1 through 10.6, respectively, to our Current Report on Form 8-K filed with the SEC on July 25, 2008, which is incorporated by reference into this Proxy Statement.  The foregoing descriptions of the Master Agreement and the Registration Rights Agreement are also qualified by reference to the descriptions thereof in our Current Report on Form 8-K filed with the SEC on August 25, 2008, which is incorporated by reference into this Proxy Statement.

Equity Purchase Rights

The Non-Voting Common Stock is not subject to any preemptive rights if issued in connection with the exercise of the Warrants.  However, the Master Fund and the Special Fund have certain equity purchase rights with respect to issuances by the Company of any equity-related securities other than in connection with the Master Agreement, Securities Purchase Agreement (except pursuant to the Go-Shop Provision ) or Stock Purchase Agreement.  Specifically, the Securities Purchase Agreement provides that prior to March 1, 2012 (or such time that the Master Fund and the Special Fund and their affiliates no longer collectively own at least 5% of the outstanding shares of Common Stock), the Master Fund and the Special Fund will have the right of first negotiation relating to the purchase of any equity-related securities to be sold by the Company in any private placement. In addition, under the terms of the Securities Purchase Agreement dated December 15, 2007 among the Company, MSV, MSV Finance Co., the Master Fund and the Special Fund, if at any time prior to December 31, 2011 (or such time that the Master Fund and the Special Fund and their affiliates no longer collectively own at least 5% of the outstanding shares of Common Stock), Harbinger will have the right of first negotiation relating to the purchase of any equity-related securities to be sold by the Company.

No Appraisal Rights

Under Delaware law, our Restated Certificate of Incorporation and our Amended and Restated Bylaws, holders of Common Stock are not entitled to any dissenters’ rights of appraisal with respect to the authorization of additional shares of Non-Voting Common Stock and capital stock.

Recommendation of the Board of Directors

The Board of Directors has carefully considered Proposal No. 1 and unanimously recommends that holders of Voting Common Stock and Non-Voting Common Stock vote for the approval of Proposal No. 1.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and notes thereto set forth certain information, as of September 23, 2008 (except as noted otherwise), regarding beneficial ownership of the shares of our Voting Common Stock and Non-Voting Common Stock by (i) each person who is known to us to be the beneficial owner of more than 5% of the outstanding shares of either our Voting Common Stock or Non-Voting Common Stock, (ii) each of our executive officers, (iii) each of our directors, and (iv) all of our executive officers and directors as a group.  Unless otherwise indicated, the stockholders listed below possess sole voting and investment power with respect to the shares indicated as owned by them.

Name and Address	Position	Number of Shares of Voting Common Stock Beneficially Owned (1)	Percent of Class	Number of Shares of Non-Voting Common Stock Beneficially Owned (1)	Percent of Class

Officers and Directors
Alexander H. Good (2)	Chairman, CEO and President	2,692,000 (3)	5.4%	—	—
Scott Macleod (2)	Executive Vice President, Chief Financial Officer and Treasurer	1,319,100 (4)	2.7%	—	—
Randy S. Segal (2)	Senior Vice President, General Counsel and Secretary	423,000 (5)	*	—	—
James A. Wiseman (2)	Vice President and Corporate Controller	18,800 (6)	*	—	—
Andrew Caplan (2)	Chief Network Officer	225,000 (7)	*	—	—
Jose A. Cecin, Jr. (2)	Director	—	—	—	—
Jeffrey Killen (2)	Director	142,500 (8)	*	—	—
Paul S. Latchford, Jr. (2)	Director	—	—	—	—
William Stasior (2)	Director	127,500 (9)	*	—	—
Aaron J. Stone (2)	Director	45,000 (10)	*	—	—
Michael D. Weiner (2)	Director	45,000 (11)	*	—	—

All officers and directors as a group (11 persons)		5,037,900	9.8%	—	—

5% Stockholders
Harbinger Capital Partners funds (12)		35,966,174 (13)	59.3%	39,090,400 (14)	56.6%
Columbia Capital III (15)		5,552,665 (16)	11.5%	—	—
Solus Alternative Asset Management funds (17)		4,750,000	9.9%	—	—
Bay Harbour Management L.C. (18)		3,054,575 (19)	6.4%	—	—
BCE Inc. (20)		—	—	22,105,400	36.9%
Motient Ventures Holding Inc. (21)		—	—	7,906,737 (22)	13.2%
_______________________________
*	Represents beneficial ownership of less than 1%.
(1)	Beneficial ownership has been determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended.
(2)	Address is c/o SkyTerra Communications, Inc., 10802 Parkridge Boulevard, Reston, Virginia 20191.
(3)	Includes options to purchase 1,692,000 shares of Common Stock that are currently exercisable and 1,000,000 shares of restricted stock, subject to vesting.
(4)	Includes options to purchase 719,100 shares of Common Stock that are currently exercisable and 600,000 shares of restricted stock, subject to vesting.
(5)	Includes options to purchase 423,000 shares of Common Stock that are currently exercisable.
(6)	Includes options to purchase 56,400 shares of Common Stock, of which 18,800 are currently exercisable.
(7)	Includes options to purchase 300,000 shares of Common Stock, of which 100,000 currently exercisable, and 125,000 shares of restricted stock, subject to vesting.

(8)	Includes options to purchase 62,500 shares of Common Stock that are currently exercisable and 80,000 shares of restricted stock, subject to vesting.
(9)	Includes options to purchase 72,500 shares of Common Stock that are currently exercisable and 55,000 shares of restricted stock, subject to vesting.
(10)	Includes options to purchase 45,000 shares of Common Stock that are currently exercisable.
(11)	Includes options to purchase 45,000 shares of Common Stock that are currently exercisable.
(12)
Includes (i) Harbinger Capital Partners Master Fund I, Ltd. (“Master Fund,” address c/o International Fund Services, Third Floor, Bishop Square, Redmonds Hill, Dublin Ireland L2), which may be deemed to share beneficial ownership of shares with Harbinger Capital Partners Offshore Manager LLC, HMC Investors LLC, Philip Falcone, Raymond J. Harbert and Michael D. Luce; (ii) Harbinger Capital Partners Special Situations Fund, L.P. (“Special Fund,” address 555 Madison Avenue, New York, New York, 10022), which may be deemed to share beneficial ownership of shares with Harbinger Capital Partners Special Situations GP, LLC, HMC-New York, Inc., Harbert Management Corp., Philip Falcone, Raymond J. Harbert and Michael D. Luce and (iii) Harbinger Capital Partners Fund I, L.P. (“Harbinger Fund I,” address 555 Madison Avenue, New York, New York 10022), which may be deemed to share beneficial ownership of shares with Harbert Management Corp., Philip Falcone, Raymond J. Harbert and Michael D. Luce.

(13)
Based on an amended report on Schedule 13D filed with the SEC on September 17, 2008 (the “Harbinger 13D”): (i) Master Fund beneficially owns 23,204,396 shares of Voting Common Stock (including 8,623,268 shares of Voting Stock issuable upon the exercise of outstanding warrants); (ii) Special Fund beneficially owns 11,744,822 shares of Voting Common Stock (including 3,890,426 shares of Voting Stock issuable upon the exercise of outstanding warrants); and (iii) Harbinger Fund I, L.P. beneficially owns 1,016,956 shares of Voting Stock. The Harbinger Capital Partners funds have the option of exercising a portion of the warrants noted parenthetically herein for either Voting or Non-Voting Stock, and the shares underlying such warrants are included in Harbinger Capital Partners funds’ beneficial ownership of both Voting and Non-Voting Stock.

The Harbinger 13D excludes 442,825 shares of Voting Common Stock held by Akin Gump Strauss Hauer and Feld LLP (“Akin Gump”), in its capacity as escrow agent under an escrow agreement among Akin Gump, Master Fund., Special Fund and the stockholders named therein. Upon the satisfaction of certain conditions set forth in said escrow agreement, Master Fund will acquire beneficial ownership of 332,119 of those shares, and Special Fund will acquire beneficial ownership of the remaining 110,706 shares.

(14)
Based on the Harbinger 13D: Master Fund beneficially owns 11,652,924 shares of Non-Voting Common Stock (including 6,096,026 shares issuable upon the exercise of warrants); (ii) Special Fund beneficially owns 13,030,133 shares of Non-Voting Common Stock (including 3,048,012 shares issuable upon the exercise of warrants) and (iii) Harbinger Fund I beneficially owns 14,407,343 shares of Non-Voting Common Stock. As noted above, the shares underlying the warrants noted parenthetically herein are included in the Harbinger Capital Partners funds’ beneficial ownership of Voting Stock because such warrants may be exercised for either Voting or Non-Voting Stock at the option of the holder.

(15)	Address is 201 North Union Street, 39th Floor, New York, NY 10019.
(16)	As reported in Schedule 13G filed with the SEC on March 29, 2007 by Columbia Capital III, LLC, individually and as part of a group of affiliates.
(17)
Includes SOLA LTD (address c/o Solus Alternative Asset Management LP, 430 Park Ave., 9th Floor, New York, New York 10022) and Solus Core Opportunities Fund Ltd (address c/o Solus Core Opportunities Fund Ltd).

(18)	Address is 885 Third Avenue, 34th Floor, New York, NY 10022.
(19)	As reported in Schedule 13G filed with the SEC on January 29, 2008 by Bay Harbour Management, L.C.
(20)	Address is 1000 rue de La Gauchetiere, Bureau 3700, Quest Montreal, Quebec #H3B 4Y7.
(21)	Address is c/o TerreStar Corporation, One Discovery Square, 12010 Sunset Hills Road, Suite 600, Reston, VA 20910.

(22)
Includes 7,906,737 shares of Non-Voting Common Stock sold to Harbinger on September 12, 2008 and September 16, 2008 being held pursuant to a pledge agreement with a collateral agent pending the grant by the Federal Communications Commission of Harbinger’s pending application to acquire control of the Company.

OTHER BUSINESS

Our Board of Directors knows of no business other than the matters set forth herein which will be presented at the Special Meeting.  Inasmuch as matters not known at this time may come before the Special Meeting, the enclosed Proxy Card confers discretionary authority with respect to such matters as may properly come before the Special Meeting on the persons named in the Proxy Card, and it is the intention of such persons to utilize their discretionary authority to vote shares of Common Stock in accordance with their judgment on such matters.

STOCKHOLDER PROPOSALS

Stockholders who wish to submit proposals pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, for inclusion in the Proxy Statement for the 2008 Annual Meeting of Stockholders must submit the same within a reasonable time before the Company begins to print and mail its proxy materials for such meeting to the Secretary, SkyTerra Communications, Inc., 10802 Parkridge Boulevard, Reston, Virginia 20191. In order for a stockholder proposal at the Special Meeting submitted outside of Rule 14a-8 to be considered “timely” within the meaning of Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended, such proposal must be received by the Company at the same address within a reasonable time before the Company mails its proxy materials for its 2008 Annual Meeting of Stockholders.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The SEC allows us to “incorporate by reference” information that we file with them, which means that we can disclose important information to you by referring you to those documents. Specifically, we are incorporating by reference:
•	our Current Reports on Form 8-K filed with the SEC on July 25, 2008, August 25, 2008, September 17, 2008 and September 18, 2008;
•	our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2008 filed with the SEC on August 5, 2008; and
•	our Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC on February 28, 2008, as amended on Form 10-K/A filed on April 29, 2008.
These filings are available free of charge on the SEC’s web site at www.sec.gov and may also be obtained without charge by writing to or telephoning the Secretary of SkyTerra at 10802 Parkridge Boulevard, Reston, Virginia 20191, telephone: 703-390-1899.

ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended. You may read and copy this information at public reference facilities maintained by the SEC.  You may also obtain copies of this information by mail at prescribed rates from the Public Reference Room of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330.  The SEC also maintains a website that contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC. The Internet address of that site is www.sec.gov.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers, banks or other nominee record holders) to satisfy delivery requirements of our proxy statements, annual reports and/or information statements with respect to two or more stockholders sharing the same address by delivering a single copy addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and reduces printing and postage costs for companies.

Some brokers, banks or other nominee record holders may be participating in the practice of “householding” this Proxy Statement. This means that only one copy of this Notice of Special Meeting and Proxy Statement may have been sent to multiple stockholders in your household. If you would prefer to receive a separate copy of this Notice of Special Meeting and Proxy Statement, or would like to receive separate Proxy Statements, annual reports and/or information statements of the Company in the future, or if you are receiving multiple copies of Proxy Statements, annual reports and/or information statements at an address shared with another stockholder and would like to participate in householding, please notify (a) your bank, broker or other nominee record holder if your shares are held in a brokerage account or (b) the Company, if you hold your shares directly as a SkyTerra stockholder of record. You can notify the Company by sending a written request to SkyTerra Communications, Inc., 10802 Parkridge Boulevard, Reston, Virginia 20191, or by calling SkyTerra at (703) 390-1899.

ANNEX A

CERTIFICATE OF AMENDMENT
TO THE
RESTATED CERTIFICATE OF INCORPORATION
OF
SKYTERRA COMMUNICATIONS, INC.

_________________________________________

Pursuant to Section 242 of the General
Corporation Law of the State of Delaware
_________________________________________

SkyTerra Communications Inc., a Delaware corporation (hereinafter called the “Company”), does hereby certify as follows:

FIRST:  The first sentence of Article FOURTH of the Company’s Restated Certificate of Incorporation is hereby amended to read in its entirety as set forth below:

The aggregate number of shares which the Company shall have authority to issue shall be: Three Hundred Thirty Five Million (335,000,000) shares, consisting of Two Hundred Million (200,000,000) shares of Common Stock, with a par value of One Cent ($0.01) per share, One Hundred Twenty Five Million (125,000,000) shares of Non-Voting Common Stock, with a par value of One Cent ($0.01) per share, and Ten Million (10,000,000) shares of Preferred Stock, with a par value of One Cent ($0.01) per share.

SECOND:  The foregoing amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed in its corporate name this                      day of November, 2008.

SKYTERRA COMMUNICATIONS, INC.

By:
Name:
Title:

A-1

SKYTERRA COMMUNICATIONS, INC. 10802 PARKRIDGE BOULEVARD RESTON, VA 20191
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

SKYTR1	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED	DETACH AND RETURN THIS PORTION ONLY

SKYTERRA COMMUNICATIONS, INC.

VOTING COMMON STOCK

The Board of Directors recommends that you vote "for" Proposal No. 1 listed below.	For	Against	Abstain
	☐	☐	☐
1.  Adopt an amendment to the Company's Restated Certificate of Incorporation to authorize an increase in the aggregate number of shares of the Company's non-voting common stock, par value $0.01 per share, from 100,000,000 shares to 125,000,000 shares, and an increase in the aggregate number of shares of the Company's capital stock from 310,000,000 shares to 335,000,000 shares.

This proxy, when properly executed, will be voted in the manner directed above. If this proxy is executed but no instruction is given, this proxy will be voted "FOR" Proposal No. 1. The proxies are hereby authorized to vote in their discretion upon such other matters as may properly come before the meeting or any postponements or adjournments thereof.

Please complete, sign, date and promptly return this Proxy Card, using the enclosed envelope.

(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.)

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PLEASE COMPLETE, DATE, SIGN AND MAIL YOUR
PROXY CARD BACK AS PROMPTLY AS POSSIBLE!

SPECIAL MEETING OF THE STOCKHOLDERS OF
SKYTERRA COMMUNICATIONS, INC.

NOVEMBER 7, 2008

VOTING COMMON STOCK

 Please Detach and Mail in the Envelope Provided

 PROXY

VOTING COMMON STOCK

SKYTERRA COMMUNICATIONS, INC.
10802 PARKRIDGE BOULEVARD, RESTON, VIRGINIA 20191

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING TO BE HELD ON NOVEMBER 7, 2008

The undersigned hereby appoints Randy  Segal, Senior Vice President, General Counsel and Secretary of SkyTerra Communications, Inc. (the "Company"), and Scott Macleod, Executive Vice President, Chief Financial Officer and Treasurer of the Company, and each of them, with full power of substitution, proxies to represent the undersigned holder of voting common stock, par value $0.01 per share ("Voting Common Stock"), at the Special Meeting of holders of common stock of the Company to be held at 9:00 a.m., local time, at the offices of the Company located at 10802 Parkridge Boulevard, Reston, VA 20191, on November 7, 2008, and at any adjournment or postponement thereof, and thereat to vote all of the shares of Voting Common Stock that the undersigned would be entitled to vote, with all the powers the undersigned would possess if personally present.

This proxy is solicited on behalf of the Board of Directors of the Company. Unless otherwise specified in the boxes provided on the reverse side of this Proxy Card, this Proxy Card will be voted for Proposal No. 1 and in the discretion of the above named persons as to any other matter that may properly come before the Special Meeting.

(Continued and to be Dated and Signed on Other Side)

SKYTERRA COMMUNICATIONS, INC. 10802 PARKRIDGE BOULEVARD RESTON, VA 20191
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

SKYTR3	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED	DETACH AND RETURN THIS PORTION ONLY

SKYTERRA COMMUNICATIONS, INC.

NON-VOTING COMMON STOCK

The Board of Directors recommends that you vote "for" Proposal No. 1 listed below.	For	Against	Abstain
	☐	☐	☐
1.  Adopt an amendment to the Company's Restated Certificate of Incorporation to authorize an increase in the aggregate number of shares of the Company's Non-Voting common stock, par value $0.01 per share, from 100,000,000 shares to 125,000,000 shares, and an increase in the aggregate number of shares of the Company's capital stock from 310,000,000 shares to 335,000,000 shares.

This proxy, when properly executed, will be voted in the manner directed above. If this proxy is executed but no instruction is given, this proxy will be voted "FOR" Proposal No. 1. The proxies are hereby authorized to vote in their discretion upon such other matters as may properly come before the meeting or any postponements or adjournments thereof.

Please complete, sign, date and promptly return this Proxy Card, using the enclosed envelope.

(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.)

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PLEASE COMPLETE, DATE, SIGN AND MAIL YOUR
PROXY CARD BACK AS PROMPTLY AS POSSIBLE!

SPECIAL MEETING OF THE STOCKHOLDERS OF
SKYTERRA COMMUNICATIONS, INC.

NOVEMBER 7, 2008

NON-VOTING COMMON STOCK

Please Detach and Mail in the Envelope Provided

PROXY

NON-VOTING COMMON STOCK

SKYTERRA COMMUNICATIONS, INC.
10802 PARKRIDGE BOULEVARD, RESTON, VIRGINIA 20191

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING TO BE HELD ON NOVEMBER 7, 2008

The undersigned hereby appoints Randy Segal, Senior Vice President, General Counsel and Secretary of SkyTerra Communications, Inc. (the "Company"), and Scott Macleod, Executive Vice President, Chief Financial Officer and Treasurer of the Company, and each of them, with full power of substitution, proxies to represent the undersigned holder of non-voting common stock, par value $0.01 per share ("Non-Voting Common Stock"), at the Special Meeting of holders of common stock of the Company to be held at 9:00 a.m., local time, at the offices of the Company located at 10802 Parkridge Boulevard, Reston, VA 20191, on November 7, 2008, and at any adjournment or postponement thereof, and thereat to vote all of the shares of Non-Voting Common Stock that the undersigned would be entitled to vote, with all the powers the undersigned would possess if personally present.

This proxy is solicited on behalf of the Board of Directors of the Company. Unless otherwise specified in the boxes provided on the reverse side of this Proxy Card, this Proxy Card will be voted for Proposal No. 1 and in the discretion of the above named persons as to any other matter that may properly come before the Special Meeting.

(Continued and to be Dated and Signed on Other Side)